UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2004
                                                          --------------

                            CLASSIC BANCSHARES, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                              0-27170           61-1289391
--------------------------------     ------------------     ----------
(State or Other Jurisdiction)       (Commission File No.)   (I.R.S. Employer
      of Incorporation)                                      Identification No.)


344 17th Street, Ashland, Kentucky                          41101
----------------------------------                          -----
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (606) 326-2801
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 7.    Financial Statements and Exhibits
           ---------------------------------

(a)        Financial Statements of businesses acquired. Not Applicable.

(b)        Pro forma financial information. Not Applicable.

(c)        Exhibits.

           The following Exhibit is attached as part of this report:

           99.1   Press Release of Classic Bancshares, Inc. dated August 3, 2004

Item 12.   Results of Operations and Financial Condition
           ---------------------------------------------

     On August 3, 2004, Classic Bancshares, Inc. issued a press release relating to its earnings for the three months ended June 30, 2004. The press release is attached as Exhibit 99.1 to this report.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CLASSIC BANCSHARES, INC.



DATE: August 3, 2004           By:     /s/ Lisah M. Frazier
                                       -----------------------------------
                                           Lisah M. Frazier, Chief Operating
                                           Officer and Chief Financial Officer




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                                 EXHIBIT INDEX

   Exhibit No.                    Description
   ----------                     -----------

     99.1        Press Release of Classic Bancshares, Inc. dated August 3, 2004